UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on June 8, 2011, as amended on July 14, 2011 (the “Amended 8-K”), amends and restates in its entirety Item 9.01 of the Amended 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition of our partner’s 80% interest in AL U.S. Development Venture, LLC on June 2, 2011. The remainder of the information contained in the Amended 8-K is not hereby amended.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The following audited consolidated financial statements of AL U.S. Development Venture, LLC and the report thereupon are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

Audited Financial Statements

-	Independent Auditors’ Report

-	Consolidated Balance Sheets as of December 31, 2010 and 2009

-	Consolidated Statements of Operations for the years ended December 31, 2010 and 2009

-	Consolidated Statements of Changes in Members’ Deficit for the years ended December 31, 2010 and 2009

-	Consolidated Statements of Cash Flows for the years ended December 31, 2010 and 2009

-	Notes to the Consolidated Financial Statements

The following unaudited consolidated financial statements of AL U.S. Development Venture, LLC are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

Unaudited Financial Statements

-	Consolidated Balance Sheets as of March 31, 2011 and December 31, 2010

-	Consolidated Statements of Operations for the three months ended March 31, 2011 and 2010

-	Consolidated Statements of Cash Flows for the three months ended March 31, 2011 and 2010

-	Notes to the Consolidated Financial Statements

(b)	Pro forma financial information.

The following unaudited pro forma financial statements of Sunrise Senior Living, Inc. after giving effect to the purchase of AL U.S. Development Venture, LLC are attached hereto as Exhibit 99.3 and are incorporated herein by reference:

-	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011 and explanatory notes thereto

-	Unaudited Pro Forma Consolidated Statements of Operations for the twelve months ended December 31, 2010 and the three months ended March 31, 2011 and explanatory notes thereto

(c)	Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of AL U.S. Development Venture, LLC as of December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009 and Report thereon

99.2	Unaudited Financial Statements of AL U.S. Development Venture, LLC as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010

99.3	Unaudited Pro Forma Consolidated Financial Statements for the twelve months ended December 31, 2010 and as of and for the three months ended March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: August 3, 2011	By:	/S/ Mark S. Ordan
Name: Mark S. Ordan
Title: Chief Executive Officer

Exhibit Index

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of AL U.S. Development Venture, LLC as of December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009 and Report Thereon

99.2	Unaudited Financial Statements of AL U.S. Development Venture, LLC as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010

99.3	Unaudited Pro Forma Consolidated Financial Statements for the twelve months ended December 31, 2010 and as of and for the three months ended March 31, 2011